BANNER
CORPORATION

Fourth Quarter 2021


Photo by
Siti Alimah

Photo by
Yvonne McDonald

Photo by
Maria DeVecchio

Photo by
Salvador Saldana

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question-and-answer period following the presentation. These forward-looking statements are subject to several risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released January 20, 2022, as well as the Form 10-K for the year ended December 31, 2020, and Forms 10-Q filed quarterly thereafter. Certain of these risks may be particularly acute as a result of the rapid implementation of organizational changes and strategic projects related to Banner Forward. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

Fourth quarter 2021 highlights

- Loan growth of 0.5% (1.9% annualized), not including PPP
- Total loan originations (excluding HFS and PPP loans) were $1.1 billion
- Core deposits grew 1.3% (5.2% annualized), and represent 94% of total deposits
- $5.2 million recapture of the provision for credit losses; Allowance for credit losses – loans was 1.45% of total loans, and 1.48% excluding PPP loans
- Non-performing assets decreased to 0.14% of total assets
- PPP loans now account for 1% of total loans
- Banner Forward project is on track
- Announced 7% increase in dividend to $0.44 per share to be paid in February 2022
- Tangible book value per share at $38.02 increased 5% year-over-year

Banner Forward progress update



Operating Leverage Trend[1]
Millions
$140
$130
$120
$110
$100
$90
$80
$70
$60
2,200
2,150
2,100
2,050
2,000
1,950
1,900
1,850
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Core Expense
Core Revenue
FTE



Banner Forward Program Initiative Implementation Status[2]
26%
0%
25%
50%
75%
100%

[1] Core Expense reflects non-core expense adjustments including restructuring costs and legal settlements; Core Revenue excludes residential mortgage gain on sale and SBA PPP Loan interest income (see slide 25 for reconciliation)
[2] Banner Forward Initiative Implementation Status is measured as the overall percentage of targeted annualized pre-tax pre provision income program value recognized to date

Building value at Banner

Building value for stakeholders ...

by focusing on core banking competency ...

that is sustainable through change events ...

and scalable with acquisition growth

Banner Corporation	
Assets	$16.8B
Deposits	$14.3B
Loans	$ 9.2B
Offices	150
Employees	1,950



CANADA
WA
MT
Seattle
Spokane
Yakima
Walla Walla
Portland
Eugene
OR
ID
Boise
Medford
NV
Sacramento
CA
AZ
Los Angeles
San Diego
MEXICO
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Recent Additions

	2019 Q4 AltaPacific Bank	2018 Q4 Skagit Bank	2015 Q4 AmericanWest Bank	2015 Q1 Siuslaw Bank	2014 Q2 SW Oregon Branches
Assets	$0.4B	$0.9B	$4.5B	$0.4B	$0.2B
Deposits	$0.3B	$0.8B	$3.6B	$0.3B	$0.2B
Loans	$0.3B	$0.6B	$3.0B	$0.2B	$0.1B
Offices	6	11	98	10	6

Community, Diversity & Sustainability

Community

Banner Bank received an Outstanding Rating on its most recent Community Reinvestment Act Performance Evaluation by the FDIC in which the following were highlighted:

- Geographic distribution of loans reflects good penetration throughout assessment areas;
- Distribution of borrowers reflects good penetration among retail customers of different income levels and businesses of different sizes;
- Exhibits a good record of serving the credit needs within the most economically disadvantaged areas and low-income individuals;
- A leader in making community development loans;
- Makes extensive use of innovative and/or flexible lending practices in order to serve assessment area credit needs;
- Often in a leadership position, has an excellent level of community development investments and grants, particularly providing those not routinely provided by private investors;
- Offers a delivery system accessible to essentially all portions of the assessment areas and provides a relatively high level of community development services

Diversity

Made a $1 million equity investment in Broadway Federal Bank (now City First Bank), the largest Black-led Minority Depository Institution in the U.S.

Created the Banner Small Business Opportunity Fund with initial $1.5 million investment in support of minority owned small businesses as well as business located in economically disadvantaged communities (selected three Community Development Financial Institutions to facilitate)

Awarded the Mortgage Bankers Association 2020 "Residential and Inclusion Leadership Award", recognizing innovative mortgage programs designed to increase outreach to low to moderate income households and increase organizational diversity

Sustainability

No credit exposure to oil & gas production

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

Population Estimate (millions)

	2020	2030	Growth
Washington	7.7	8.6	11%
Oregon	4.3	4.6	8%
Idaho	1.8	2.1	16%
California	39.6	40.7	3%
Region	53.4	55.9	5%
United States	*329.5*	*346.1*	*5%*

- Banner's 3 northern states are among the fastest growing in the country.

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
2010 to 2020
2020 to 2030
Rank: 9th 7th
12th 13th
4th 2nd
22nd 26th
0% 5% 10% 15% 20% 25%

Source: U.S. Census Bureau
Moody's Analytics Forecasted (Jan 2021)



CANADA
WA
MT
OR
ID
WY
NV
UT
CA
AZ
MEXICO
Seattle
Spokane
Yakima
Walla Walla
Portland
Eugene
Boise
Medford
Sacramento
Los Angeles
San Diego
90
5
84
80
15
40
17
10
8

Growing revenue … in an ideal geography

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …

Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, PORT OF PORTLAND, LA THE PORT OF LOS ANGELES, Port of LONG BEACH, PORT of SAN DIEGO
Natural Resources	Weyerhaeuser, TRIMARINE, Trident SEAFOODS
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to

the Central Valley …

the world's 6th largest

economy

Growing revenue

BANNER CORPORATION

Our super community bank value proposition

Broad product offerings serving middle market, small business and consumer client base
Decision making as close to client as possible
Delivery channels aligned to maximize tactical execution of strategic plan
Community investment

Growing revenue

Guard and improve reputation

Outstanding CRA Rating
FDIC 2021, most recent 3 year examination cycle

Best Regional Bank in the Pacific Region of the U.S.
Money 2018 & 2019*

Residential Diversity and Inclusion Leadership Award
Mortgage Bankers Association 2020

2020 A+ Health Grade
DepositAccounts.com/LendingTree

Recognized by Forbes (5th consecutive year)
2017-2021 "America's 100 Best Banks" and 2020-2021 "World's Best Banks"

Consistent recipient of highest rating
BauerFinancial 5-Star Rating™

Top SBA lender
"Regional Lender of the Year" — Seattle/Spokane District 2013-2020
"Star Performer" — Portland District 2016-2020
"National Lender Recognition Award" — Sacramento District 2015-2019*

** Due to the pandemic, recognition suspended in 2020.*

Growing revenue

Grow revenue [1]

Quarter Ending	Quarter Amount	LTM Amount
12/31/21	$ 143 M	$ 588 M
12/31/09	$ 45 M	$ 177 M



Millions
Other Income
Net Interest Income
0
25
50
75
100
125
150
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

[1] Excludes net gain/loss on sale of securities and change in valuation of financial instruments carried at fair value.

Grow noninterest income [2]

Quarter Ending	Quarter Amount	LTM Amount
12/31/21	$ 21.9 M	$ 91.3 M
12/31/09	$ 6.6 M	$ 31.1 M



Millions
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Revenue
0
5
10
15
20
25
30
0%
4%
8%
12%
16%
20%
24%
28%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

[2] Effective July 1, 2019, Banner became subject to the Durbin Amendment, limiting the amount of interchange fees it can charge for certain debit card transactions.

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Low Cost Funding Mix



12/31/2021
Certificates of Deposit
FHLB, Sub Debt & Other
3%
6%
Non-Interest Bearing
43%
48%
Interest Bearing and Savings

$ Millions	Avg Bal	Cost (in bps)
Non-Interest	6,523	0
Interest Bearing	7,017	7
CDs	841	54
FHLB & Other	563	185
Total	14,944	13

Earning Asset Mix



12/31/2021
Interest-bearing Deposits
12%
Loans
59%
Securities
28%
1%
PPP Loans

$ Millions	Avg Bal	Yield (in bps)
Loans	9,015	442
PPP Loans	210	1105
Securities	4,401	198
Int-bearing Deposits	1,901	15
Total	15,528	329

Loan Repricing Structure



12/31/2021
Adjustable: 4.19% Yield
36%
37%
Fixed: 4.03% Yield
27%
Floating: 3.82% Yield

- 63% of the loan portfolio is floating/adjustable
- 62% of the floating/adjustable loans have floors
- 74% of the loans that have floors are at the floor

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	% of Total
12/31/21	$13,488 M	94%
12/31/09	$ 1,924M	50%

Reduce deposit costs

Quarter Ending	Quarter		LTM	
	Amount	Rate	Amount	Rate
12/31/21	$ 2.4M	0.07%	$ 11.8M	0.09%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%



Billions
Noncore Deposits
Core Deposits
Core Deposit %
0
2
4
6
8
10
12
14
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



Loan Yield
Deposit Cost
Loan–Deposit Spread
0%
1%
2%
3%
4%
5%
6%
7%
8%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Protecting net interest margin


50%
40%
30%
20%
10%
0%
-10%
Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4


Deposits
Loans
Billions
Loan-to-Deposit Ratio
100%
80%
60%
40%
20%
0%
14
12
10
8
6
4
2
0
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
12/31/21	$122 M	3.11%	$497 M	3.33%
12/31/09	$ 39 M	3.53%	$146 M	3.36%



5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
Net Interest Margin
Banner
Peer Top Quartile
Peer Median
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



8%
7%
6%
5%
4%
3%
2%
1%
0%
Earning Asset Yield
Funding Cost
Net Interest Margin
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

	Three Months Ended December 31, 2021		
	As Reported	Excluding PPP	Difference
Loan Yield	4.57%	4.42%	0.15%

$4.5 million in remaining unamortized fees on PPP loans

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Well positioned for rising rates and conservative investment portfolio

12 Month Net Interest Income Shock ($MM), % Change


560
540
520
500
480
460
440
420
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
467
472
497
517
531
538
-1.1%
0.0%
5.4%
9.6%
12.6%
14.0%
-25 bps
Base
+100 bps
+200 bps
+300 bps
+400 bps

Assumes flat forward balance sheet, parallel rate shift; Base as of 12/31/21

Investment Portfolio Composition ($4.19 billion)


MBS, $1,183 , 28.3%
CMO, $965 , 23.1%
CMBS, $850 , 20.3%
Municpal, $633 , 15.1%
ABS, $206 , 4.9%
Agency, $202 , 4.8%
Corp, $144 , 3.4%
Other, $3 , 0.1%

83% of investments are Agency MBS/CMO or AAA rated

3.5% non-rated investments, principally CRA investments

Weighted average duration of 4.6 provides yield anchor in low rate environment, while maintaining overall asset-sensitivity

Quarterly New Purchases: Duration


6.00
5.00
4.00
3.00
2.00
1.00
0.00
5.46
2.33
2.48
5.47
4.58
4.72
4.20
4.50
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Duration on New Purchases
Avg Effective Duration

Quarterly New Purchases: Yields


2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.16%
2.14%
2.09%
2.13%
Q1 2021
Q2 2021
Q3 2021
Q4 2021
New Purchases Book Yield
New Purchases Tax Effective Yield
Avg Tax Effective Yield

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

Spending carefully

Control core operating expense		
Quarter Ending	Quarter Amount	LTM Amount
12/31/21	$ 86 M	$354 M
12/31/09	$ 31 M	$132 M



100%
90%
80%
70%
60%
50%
Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



Millions
100
80
60
40
20
0
Other
Information
Occupancy
Compensation
Efficiency Ratio
100%
90%
80%
70%
60%
50%
40%
30%
20%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Maintaining a moderate risk profile

Minimize nonperforming assets

Quarter Ending	NPLs		Other REO	
	Amount	% of TAs	Amount	% of TAs
12/31/21	$ 23 M	0.14%	$ 1 M	0.01%
12/31/09	$214 M	4.48%	$ 78 M	1.63%



ACLL to Total Loans
Banner
Peer Top Quartile
Peer Median
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



Millions
Other Real Estate Owned
Nonperforming Loans
ACLL
350
300
250
200
150
100
50
0
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Allowance for credit losses


Day 1 CECL adjustments
Change assessment:
Portfolio
Economic factors
Changes to allowance:
Net charge-offs
Provision
% ACL-Loans excluding PPP
% ACL-Loans
1.16 %
1.90 %
1.69 %
1.48 %
1.45 %
$103
$181
$145
2019-Q4
Day 1
Portfolio
Economy
Net C/O
Provision
2020-Q4
Portfolio
Economy
Net C/O
Provision
2021-Q4

ACL - Loans	100.6	7.8	(8.0)	66.9	(5.4)	64.3	167.3	1.9	(37.1)	(2.1)	(33.1)	132.1
ACL - Unfunded Commitments	2.7	7.0	0.2	3.3	0.0	3.6	13.3	1.8	(2.6)	0.0	(0.9)	12.4
ACL - HTM Securities	0.0	0.1	0.1	(0.0)	0.0	0.0	0.1	0.0	0.3	(0.3)	0.6	0.4
Total ACL	103.3	14.9	(7.7)	70.2	(5.4)	67.9	180.7	3.7	(39.4)	(2.3)	(33.4)	145.0

-------2020------- -------2021-------

Maintaining a moderate risk profile

Maintain appropriate risk capital

Quarter Ending	Total Capital Ratio	TCE/ TA
12/31/21	14.71%	7.93%
12/31/09	9.62%	5.87%



Tier 1 Leverage
Banner
Peer Top Quartile
Peer Median
18%
16%
14%
12%
10%
8%
6%
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4



Total Capital
Total Capital Ratio
TCE/ Tangible Assets
Billions
20%
16%
12%
8%
4%
0%
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
2007-Q4
2008-Q4
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Reconciliation of non-GAAP measures

$ Thousands

	Quarters Ended			Twelve months ended	
	Dec 31, 2021	Sep 30, 2021	Dec 31, 2020	Dec 31, 2021	Dec 31, 2020
Income before provision for income taxes (GAAP)	$ 59,442	$ 61,973	$ 48,788	$ 246,594	$ 142,453
(Recapture)/Provision for credit losses	(5,243)	(8,638)	602	(33,388)	67,875
Pretax pre provision earnings (non-GAAP)	54,199	53,335	49,390	213,206	210,328
Exclude net gain on sale of securities	136	(56)	(197)	(482)	(1,012)
Exclude net change in valuation for financial instruments carried at fair value	(2,721)	(1,778)	(1,704)	(4,616)	656
Exclude acquisition-related expenses	-	10	579	660	2,062
Exclude COVID-19 expenses	127	44	333	436	3,502
Exclude Banner Forward expenses	1,157	7,592	-	11,604	-
Exclude loss on extinguishment of debt	2,284	-	-	2,284	-
Adjusted pretax pre provision earnings (non-GAAP)	$ 55,182	$ 59,147	$ 48,401	$ 223,092	$ 215,536

Reconciliation of non-GAAP measures

$ Thousands

	Quarters Ended				
	12/31/2021	9/30/2021	6/30/2021	3/31/2021	12/31/2020
REVENUE FROM CORE OPERATIONS					
Net interest income before provision for loan losses	$ 121,530	$ 130,146	$ 127,554	$ 117,661	$ 121,437
Total non-interest income	24,474	25,334	22,336	24,272	23,509
Total GAAP revenue	146,004	155,480	149,890	141,933	144,946
Exclude net (gain) loss on sale of securities	136	(56)	(77)	(485)	(197)
Exclude change in valuation of financial instruments carried at fair value	(2,721)	(1,778)	(58)	(59)	(1,704)
Adjusted revenue (non-GAAP)	143,419	153,646	149,755	141,389	143,045
Exclude income from mortgage banking operations	(5,643)	(9,613)	(7,478)	(11,214)	(10,586)
Exclude interest income from PPP loans	(5,845)	(15,421)	(17,796)	(10,792)	(10,002)
Adjusted revenue from core operations (non-GAAP)	$ 131,931	$ 128,612	$ 124,481	$ 119,383	$ 122,457
CORE EXPENSES					
Non-interest expense (GAAP)	$ 91,805	$ 102,145	$ 92,624	$ 93,527	$ 95,556
Exclude acquisition related costs	-	(10)	(79)	(571)	(579)
Exclude COVID-19 expenses	(127)	(44)	(117)	(148)	(333)
Exclude Banner forward expenses	(1,157)	(7,592)	(1,905)	(950)	-
Exclude CDI amortization	(1,574)	(1,575)	(1,711)	(1,711)	(1,865)
Exclude state/municipal tax expense	(976)	(1,219)	(1,083)	(1,065)	(1,071)
Exclude REO gain (loss)	(49)	(53)	(118)	242	283
Exclude loss on extinguishment of debt	(2,284)	-	-	-	-
Adjusted non-interest expense (non-GAAP)	85,638	91,652	87,611	89,324	91,991
Exclude legal contingency expense	-	(4,000)	-	-	(2,500)
Core non-interest expense (non-GAAP)	$ 85,638	$ 87,652	$ 87,611	$ 89,324	$ 89,491

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Building value at Banner

Building value for …

Shareholders by delivering top quartile financial performance
Clients by delivering super community bank service and products
Employees by offering opportunity and reward
Communities by providing capital and staying involved